                              THE THIRD AMENDMENT TO THE
                       INVENTORY AND WORKING CAPITAL AGREEMENT

[ * CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION ]

This third Amendment to the Inventory and Working Capital Financing Agreement (this "Amendment") is made as of April 1, 1997 by and between InaCom Corp., a Delaware corporation ("Customer") and IBM Credit Corporation, a Delaware corporation ("IBM Credit").

                                       RECITALS

    A. Customer and IBM Credit have entered into that certain Inventory and Working Capital Financing Agreement dated June 29, 1995, (as amended, supplemented or otherwise modified from time to time, the "Agreement").

    B.  Customer has requested certain modifications to the Agreement.

    C. IBM Credit agrees to make such modifications to the Agreement subject to the terms and conditions as set forth herein.

    NOW THEREFORE, in consideration of the premises set forth above and the mutual agreements contained herein and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

                                      AGREEMENT

Section 1. Definitions. All capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Agreement.

Section 2. Modifications to Agreement. The following modifications are made to the Agreement, effective on the date first set forth above, unless specified otherwise:

    (A) Section 1.1 of the Agreement is hereby amended by deleting the definitions of (i) FRO Advance and (ii) FRO Advance Term in their entirety and substituting in their respective places, in lieu thereof, the following:

    "FRO Advance": an A/R Advance, with any one of four fixed rate options ("FRO") and corresponding FRO Advance Terms, for which the LIBOR portion of the rate of interest paid by Customer is fixed for the duration of the FRO Advance Term.

    "FRO Advance Term":  for a certain FRO Advance, a thirty (30), sixty
    (60), ninety (90), or one hundred eighty (180) day period, as the case may be, depending on which LIBOR the Customer requested for that certain FRO Advance. See Section 2.3 for further clarification.

    (B) The Agreement is amended by deleting the definitions of (i) A/R Advance, (ii) A/R Advance Term and (iii) Collateral, Agency and
Intercreditor Agreement in their entirety and substituting in their respective places, in lieu thereof, the following (such amended definitions effective as of June 29, 1995):

    "A/R Advance": any loan or advance of funds made by IBM Credit to Customer pursuant to Section 2.3 of this Agreement, including, as the context may require, a FRO Advance, an OVN Advance and a PAE Advance.

    "A/R Advance Term": shall be the collective or individual reference, as the context may require, to a FRO Advance Term, an OVN Advance Term and a PAE Advance Term.

    "Collateral, Agency and Intercreditor Agreement": that certain Collateral, Agency and Intercreditor Agreement dated June 28, 1995 by and among InaCom Corp, InaCom Business Centers, Inc., Inacomp Financial Services, Inc., InaCom Communications, Inc., InaCom Service, Inc., Boston Computer Exchange Corporation, Principal Mutual Life Insurance Company, TMG Life Insurance Company (by The Mutual Group, its agent), and IBM Credit (as a Lender and as Collateral Agent), as amended and modified from time to time.

    (C) The Agreement shall be amended by inserting the following Section 1.3 immediately following Section 1.2, such amendment effective as of June 29, 1995:

    "Section 1.3 Attachments. All attachments, exhibits, schedules and other addenda hereto, including, but not limited to, Attachment A, Attachment B and Exhibit A to Attachment A, are specifically incorporated herein by reference and made a part of this Agreement."

Section 3. Amendment to Attachment A. Customer hereby agrees that Attachment A to the Agreement is hereby amended by deleting such Attachment A in its entirety and substituting, in lieu thereof, the Attachment A attached hereto (the "Revised Attachment A"). Such Revised Attachment A contains, among other changes, (1) a permantent increase to the Credit Line contained in Section I(A) to $395,000,000;
(2) a reformatted and revised definition of Borrowing Base contained in
Section I(B); (3) an increase in the Collateral Insurance Amount contained in Section I(D) to $387,000,000; (4) a change to the Maximum OVN Advance Total in Section I(K); (5) deletion of the Back-up Liquidity Adjustment Fee in Section I(J)(iii); and (6) deletion of Section V. Additional Conditions Precedent Pursuant to Seciton 4.1(M) of the Agreement, since all the such conditions contained in Section V have been met.

Section 4. Representations and Warranties. Customer makes to IBM Credit the following representations and warranties all of which are material and are made to induce IBM Credit to enter into this Amendment.

    4.1 Accuracy and Completeness of Warranties and Representations. All representations made by Customer in the Agreement were true, accurate and complete in every respect as of the date made, and, as amended by this Amendment, all representations made by Customer in the Agreement are true, accurate and complete in every material respect as of the date hereof, and do not fail to disclose any material fact necessary to make the representations not misleading.

    4.2 Violation of Other Agreements. The execution and delivery of this Amendment does not violate or cause Customer not to be in compliance with the terms of any agreement to which Customer is a party.

    4.3 Litigation. Except as has been disclosed by Customer to IBM Credit in writing, there is no litigation, proceeding, investigation or labor dispute pending or threatened against Customer, which if adversely determined, would materially adversely affect the ability of Customer to perform its obligations under the Agreement, and the other documents, instruments and agreements executed in connection therewith or pursuant hereto.

    4.4 Enforceability of Amendment. This Amendment has been duly authorized, executed and delivered by Customer and is enforceable against Customer in accordance with its terms.

Section 5. Ratification of Agreement. Except as specifically amended hereby, all the provisions of the Agreement shall remain in full force and effect. Customer hereby ratifies, confirms and agrees that the Agreement, as amended hereby, represents a valid and enforceable obligation of Customer, and is not subject to any claims, offsets or defenses.

Section 6. Governing Law. This Amendment shall be governed by and interpreted in accordance with the laws which govern the Agreement.

Section 7. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute one agreement.

     IN WITNESS WHEREOF, this Amendment has been executed by the duly authorized officers of the undersigned as of the day and year first above written.



INACOM CORP.                       IBM CREDIT CORPORATION

By:/s/ Richard Oshlo       By:/s/ Donald E Diedo
   -----------------          ------------------

Name: Richard Oshlo      Name: Donald E Diedo
      ----------------         ------------------

Title: Asst. Treasurer      Title: Remarketer Finance Center
       -----------------           ----------------------------------
                                   Manager
                                   -------



                            INVENTORY AND WORKING CAPITAL
                                 FINANCING AGREEMENT
                                 Dated June 29, 1995
                                     ATTACHMENT A

Effective Date of Attachment A:  April 1, 1997

Customer:  InaCom Corp.

I.   Fees, Rates and Repayment Terms:

(A)  Credit Line:  $395,000,000.

(B)  Borrowing Base:  The sum of the following:

     (i)  80% of the amount of the Customer's Retained Eligible
Accounts as of the date of determination as reflected in the Customer's most recent Collateral Management Report.

     (ii) 80% of the amount of the Customer's Eligible Accounts as of the date of determination that have been sold to IFC as reflected in the Customer's most recent Collateral Management
Report.

     (iii) 100% of the Customer's inventory in the Customer's possession as of the date of determination as reflected in the Customer's most recent Collateral Management Report constituting
Products (other than service parts) financed through a Product
Advance by IBM Credit. The value to be assigned to such inventory shall be based upon the Authorized Supplier's invoice price to Customer for Financed Products net of all applicable price reduction credits.

     (iv)  [*]

     (v)  [*]

Less, the sum of the following:

     (a) the amount of Clipper Outstandings.

     (b) the amount required to be set aside by IFC as the "Servicer's Fee" and the "Administrator Fee", both as defined in the Receivables Purchase Agreement.

     (c)  the amount of the Private Placement Debt.


     (See Exhibit A to this Attachment A for example as to how to calculate.)

(C) Base Rate: [*] during a Tier 1 Period, as defined in Section IV of this Attachment A. During the first consecutive Tier 2 Period, as defined in Section IV of this Attachment A, the Base Rate will be increased to [*]. During the second or greater than second consecutive Tier 2 Period, the Base Rate will be increased to [*]. The adjustments described in the previous two sentences are defined as "Tier 2 Period Adjustments".
     If any of the financial covenants specified in Section III of this Attachment A are not met, or any other event of default has occurred and is continuing, pricing and other terms are subject to change at IBM Credit's reasonable discretion including all remedies available to IBM
     Credit under the Agreement.

(D)  Collateral Insurance Amount:  [*]

(F)  A/R Finance Charge:

     (i)  PAE Financing Charge: Base Rate

     (ii)  OVN Advance Charge: Base Rate

     (iii) FRO Advance Charge: [*] (plus any Tier 2 Period adjustments if applicable) [*]

(G) Delinquency Fee Rate: (1) for the first 30 days immediately following the payment date - [*] and (2) from the 31st day after the payment date until the delinquent payment is made [*]

(H)  Letter of Credit Fee Rate: [*]
(I)  Letter of Credit Maximum:  $6,000,000

(J)  Other Charges:

       (i)   Monthly Service Fee:  [*]
       (ii)  Unused line Fee:  [*]

(K)  Maximum OVN Advance Total:    $60,000,000

(L)  Maximum Guaranty Amount:      $10,000,000

II.  Bank Account

(A) Customer's Lockbox(es) and Special Account(s) will be maintained at the following Bank(s):

Name:

Address:

Phone:                 Not applicable to this Agreement
                       as of the date of this Attachment A
Lockbox Account #:

Special Account #:



III. Financial Covenants:

     Definitions: The following terms shall have the following respective meanings in this Attachment A. All amounts shall be determined in accordance with GAAP.

     Current Assets shall mean, as of any date, all assets which, in accordance with GAAP, should be classified as current assets on a balance sheet.

     Current Liabilities shall mean, as of any date, all liabilities which, in accordance with GAAP, should be classified as current liabilities on a balance sheet;
     provided however, that all indebtedness to IBM Credit shall be considered current liabilities.

     Current Ratio shall mean Current Assets divided by Current
     Liabilities.

     Net Profit After Tax shall mean Revenue plus all other income, minus all costs, including applicable taxes.

     Non-Competes shall mean the amount Customer has to pay another Person for that Person's agreement to not compete with Customer.

     Revenue shall mean the monetary expression of the aggregate of products or services transferred by an enterprise to its customers for which said customers have paid or are obligated to pay, plus other income as allowed.

     Subordinated Debt shall mean the Customer's indebtedness to officers or owners as evidenced by an executed notes payable subordination agreement in favor of IBM Credit.

     Tangible Net Worth ("TNW") shall mean stockholders equity minus goodwill and Non-Competes.

     Total Assets shall mean, as of any date, all assets which, in accordance with GAAP, should be classified as assets on a balance sheet.

     Total Liabilities shall mean, as of any date, all obligations which, in accordance with GAAP, should be classified as liabilities on a balance sheet less Subordinated Debt resulting from past or current transactions that require settlement in the future.

     Total Net Worth (the amount of owner's or stockholder's ownership in an enterprise) is equal to Total Assets minus
     Total Liabilities.

     Working Capital shall mean Current Assets minus Current
     Liabilities.

The Customer will be required to maintain the following financial covenants:

     (a) Total Liabilities to TNW ratio of less than 6.50:1.0 at all times;

     (b)  Current Ratio of greater than 1.00:1.0 at all times;

     (c)  TNW of greater than $90,000,000 at all times;

     (d) Net Profit after Tax of (1) no loss greater than 10% of TNW in any fiscal quarter and (2) no losses for three consecutive fiscal quarters.

IV.  Tier Periods

As used in the definitions of "Tier 1 Period" and "Tier 2 Period" below, a "period" shall mean an interval of time commencing from the first day of the calendar month following the date Customer delivers to IBM Credit or the date when due, whichever is earliest, the balance sheet and income statement for the fiscal year or fiscal quarter, as applicable, with respect to a fiscal period and ending on the last day of the calendar month which contains the date Customer delivers to IBM Credit or the date when due, whichever is earliest, the balance sheet and income statement for the next succeeding fiscal period.


"Tier 1 Period" means each period with respect to which (i) the ratio of Customer's Total Liabilities to TNW (the "Leverage Ratio") during the immediately preceding fiscal period is less than 4.75 to 1, (ii) the Customer's Current Ratio during such fiscal period is greater than 1.05 to 1, (iii) Customer's TNW during such fiscal period is greater than $105,000,000 and (iv) the Customer's Net Profit after Tax ("Profitability") during such fiscal period is such that (a) there is no loss greater than 5%,
(b) if there is a loss in that fiscal period, it is not the second or more consecutive fiscal quarter with a loss and (c) on an on-going basis beginning with October 1, 1995, there is no cumulative loss for four consecutive fiscal quarters.

"Tier 2 Period" means each period (x) with respect to which (i) the Customer's Leverage Ratio during the immediately preceding fiscal period is less than 6.5 to 1, (ii) the Customer's Current Ratio during such fiscal period is greater than 1.00 to 1,
(iii) Customer's TNW during such fiscal period is greater than $90,000,000 and (iv) the Customer's Profitability is such that
(a) there is no loss greater than 10% and (b) if there is a loss in that fiscal period, it is not the third or more consecutive fiscal quarter with a loss and (y) which is not a Tier 1 Period.

[ * CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION ]

                             THE FOURTH AMENDMENT TO THE
                  INVENTORY AND WORKING CAPITAL FINANCING AGREEMENT


    This Fourth Amendment to the Inventory and Working Capital Agreement (this "Amendment") is made as of June 27, 1997 by and between InaCom Corp., a Delaware corporation ("Customer") and IBM Credit Corporation, a Delaware corporation ("IBM Credit").

                                      RECITALS:

    A. Customer and IBM Credit have entered into that certain Inventory And Working Capital Financing Agreement dated as of June 29, 1995
(as amended, supplemented or otherwise modified from time to time, the "Agreement").

    B. The parties have agreed to modify the Agreement as more specifically set forth below, upon and subject to the terms and conditions set forth herein.

    C. IBM Credit is willing to accommodate Customer's request subject to the conditions set forth below.


                                      AGREEMENT

    NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Customer and IBM Credit hereby agree as follows:

Section 1. Definitions. All capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Agreement.

Section 2. Amendment. The Agreement is hereby amended as follows:

     (A) Attachment A to the Inventory and Working Capital Agreement is hereby amended by deleting such Attachment A in its entirety and substituting, in lieu thereof, the Attachment A attached hereto. Such new Attachment A shall be effective as of the date specified in the new Attachment A. The changes contained in the new Attachment A include, without limitation, that the Credit Line is increased from Three Hundred Ninety-Five Million Dollars ($395,000,000) to Five Hundred Fifty Million Dollars ($550,000,000).

     (B) Section 1.1 of the Agreement is hereby amended by replacing the definition of "Seasonal Credit Line Uplift" with the following:

         ""Seasonal Credit Line Uplift": a temporary increease in the Credit Line sometime during the second half of a calendar year which may be granted by IBM Credit at its sole discretion and by written notification by IBM Credit to Customer. Such notification will include the amount of the increase and the schedule for the return to the Credit Line that existed prior to such temporary increase."

Section 3.  Representations and Warranties. Customer makes to IBM
Credit the following representations and warranties all of which are material and are made to induce IBM Credit to enter into this Amendment.

Section 3.1 Accuracy and Completeness of Warranties and Representations. All representations made by Customer in the Agreement were true and accurate and complete in every respect as of the date made, and, as amended by this Amendment, all representations made by Customer in the Agreement are true, accurate and complete in every material respect as of the date hereof, and do not fail to disclose any material fact necessary to make representations not misleading.

Section 3.2 Violation of Other Agreements. The execution and delivery of this Amendment and the performance and observance of the covenants to be performed and observed hereunder do not violate or cause Customer not to be in compliance with the terms of any agreement to which

Customer is a party.

Section 3.3 Litigation. Except as has been disclosed by Customer to IBM Credit in writing, there is no litigation, proceeding, investigation or labor dispute pending or threatened against Customer, which if adversely determined, would materially adversely affect Customer's ability to perform Customer's obligations under the Agreement and the other documents, instruments and agreements executed in connection therewith or pursuant hereto.

Section 3.4 Enforceability of Amendment. This Amendment has been duly authorized, executed and delivered by Customer and is enforceable against Customer in accordance with its terms.

Section 4. Ratification of Agreement. Except as specifically amended hereby, all of the provisions of the Agreement shall remain unamended and in full force and effect. Customer hereby, ratifies, confirms and agrees that the Agreement, as amended hereby, represents a valid and enforceable obligation of Customer, and is not subject to any claims, offsets or defenses.

Section 5. Governing Law. This Amendment shall be governed by and interpreted in accordance with the laws which govern the Agreement.

Section 6. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute one agreement.

     IN WITNESS WHEREOF, this Amendment has been executed by duly authorized officers of the undersigned as of the day and year first above written.
 ..fo off

INACOM CORP.                          IBM CREDIT CORPORATION

By:/s/ Dave Guenthner                 By: /s/ Philip Morse
   ---------------------------------      ----------------
Name: Dave Guenthner                  Name: Philip N. Morse
      ------------------------------
Title: Chief Financial Officer        Title: Director of Global Credit,
       -----------------------------        Remarketer Financing

ATTEST:                              ATTEST:
/s/ Richard C. Oshlo                 /s/ Michael Burdian
-----------------------------------  -------------------

Print Name: Richard Oshlo            Print Name: Michael Burdian



                            INVENTORY AND WORKING CAPITAL
                                 FINANCING AGREEMENT
                                 Dated June 29, 1995
                                     ATTACHMENT A

Effective Date of Attachment A:  June 27, 1997

Customer:  InaCom Corp.

I.   Fees, Rates and Repayment Terms:

(A)  Credit Line:  $550,000,000.

(B)  Borrowing Base:  The sum of the following:

     (i)  80% of the amount of the Customer's Retained Eligible
Accounts as of the date of determination as reflected in the Customer's most recent Collateral Management Report.

     (ii) 80% of the amount of the Customer's Eligible Accounts as of the date of determination that have been sold to IFC as reflected in the Customer's most recent Collateral Management
Report.

     (iii) 100% of the Customer's inventory in the Customer's possession as of the date of determination as reflected in the Customer's most recent Collateral Management Report constituting
Products (other than service parts) financed through a Product
Advance by IBM Credit. The value to be assigned to such inventory shall be based upon the Authorized Supplier's invoice price to Customer for Financed Products net of all applicable price reduction credits.

     (iv)  [*]

     (v)   [*]

Less, the sum of the following:

     (a) the amount of Clipper Outstandings.

     (b) the amount required to be set aside by IFC as the "Servicer's Fee" and the "Administrator Fee", both as defined in the Receivables Purchase Agreement.

     (c)  the amount of the Private Placement Debt.


     (See Exhibit A to this Attachment A for example as to how to calculate.)

(C) Base Rate: [*] during a Tier 1 Period, as defined in Section IV of this Attachment A. During the first consecutive Tier 2 Period, as defined in Section IV of this Attachment A, the Base Rate will be increased to [*]. During the second or greater than second consecutive Tier 2 Period, the Base Rate will be increased to [*]. The adjustments described in the previous two sentences are defined as "Tier 2 Period Adjustments".
     If any of the financial covenants specified in Section III of this Attachment A are not met, or any other event of default has occurred and is continuing, pricing and other terms are subject to change at IBM Credit's reasonable discretion including all remedies available to IBM
     Credit under the Agreement.

(D)  Collateral Insurance Amount:  [*]

(F)  A/R Finance Charge:

     (i)  PAE Financing Charge: Base Rate

     (ii)  OVN Advance Charge:   Base Rate

     (iii) FRO Advance Charge: [*] (plus any Tier 2 Period adjustments if applicable) [*]

(G) Delinquency Fee Rate: (1) for the first 30 days immediately following the payment date [*] (2) from the 31st day after the payment date until the delinquent payment is made [*]
(H)  Letter of Credit Fee Rate: [*]
(I)  Letter of Credit Maximum:  $6,000,000

(J)  Other Charges:

       (i)   Monthly Service Fee:  [*]
       (ii)  Unused line Fee:  [*]

(K)  Maximum OVN Advance Total:    $60,000,000

(L)  Maximum Guaranty Amount:      $10,000,000

II.  Bank Account

(A) Customer's Lockbox(es) and Special Account(s) will be maintained at the following Bank(s):

Name:

Address:

Phone:                 Not applicable to this Agreement
                       as of the date of this Attachment A
Lockbox Account #:

Special Account #:



III. Financial Covenants:

     Definitions: The following terms shall have the following respective meanings in this Attachment A. All amounts shall be determined in accordance with GAAP.

     Current Assets shall mean, as of any date, all assets which, in accordance with GAAP, should be classified as current assets on a balance sheet.

     Current Liabilities shall mean, as of any date, all liabilities which, in accordance with GAAP, should be classified as current liabilities on a balance sheet;
     provided however, that all indebtedness to IBM Credit shall be considered current liabilities.

     Current Ratio shall mean Current Assets divided by Current
     Liabilities.

     Net Profit After Tax shall mean Revenue plus all other income, minus all costs, including applicable taxes.

     Non-Competes shall mean the amount Customer has to pay another Person for that Person's agreement to not compete with Customer.

     Revenue shall mean the monetary expression of the aggregate of products or services transferred by an enterprise to its customers for which said customers have paid or are obligated to pay, plus other income as allowed.

     Subordinated Debt shall mean the Customer's indebtedness to officers or owners as evidenced by an executed notes payable subordination agreement in favor of IBM Credit.

     Tangible Net Worth ("TNW") shall mean stockholders equity minus goodwill and Non-Competes.

     Total Assets shall mean, as of any date, all assets which, in accordance with GAAP, should be classified as assets on a balance sheet.

     Total Liabilities shall mean, as of any date, all obligations which, in accordance with GAAP, should be classified as liabilities on a balance sheet less Subordinated Debt resulting from past or current transactions that require settlement in the future.

     Total Net Worth (the amount of owner's or stockholder's ownership in an enterprise) is equal to Total Assets minus
     Total Liabilities.

     Working Capital shall mean Current Assets minus Current
     Liabilities.

The Customer will be required to maintain the following financial covenants:

     (a) Total Liabilities to TNW ratio of less than 6.50:1.0 at all times;

     (b)  Current Ratio of greater than 1.00:1.0 at all times;

     (c)  TNW of greater than $90,000,000 at all times;

     (d) Net Profit after Tax of (1) no loss greater than 10% of TNW in any fiscal quarter and (2) no losses for three consecutive fiscal quarters.

IV.  Tier Periods

As used in the definitions of "Tier 1 Period" and "Tier 2 Period" below, a "period" shall mean an interval of time commencing from the first day of the calendar month following the date Customer delivers to IBM Credit or the date when due, whichever is earliest, the balance sheet and income statement for the fiscal year or fiscal quarter, as applicable, with respect to a fiscal period and ending on the last day of the calendar month which contains the date Customer delivers to IBM Credit or the date when due, whichever is earliest, the balance sheet and income statement for the next succeeding fiscal period.


"Tier 1 Period" means each period with respect to which (i) the ratio of Customer's Total Liabilities to TNW (the "Leverage Ratio") during the immediately preceding fiscal period is less than 4.75 to 1, (ii) the Customer's Current Ratio during such fiscal period is greater than 1.05 to 1, (iii) Customer's TNW during such fiscal period is greater than $105,000,000 and (iv) the Customer's Net Profit after Tax ("Profitability") during such fiscal period is such that (a) there is no loss greater than 5%,
(b) if there is a loss in that fiscal period, it is not the second or more consecutive fiscal quarter with a loss and (c) on an on-going basis beginning with October 1, 1995, there is no cumulative loss for four consecutive fiscal quarters.

"Tier 2 Period" means each period (x) with respect to which (i) the Customer's Leverage Ratio during the immediately preceding fiscal period is less than 6.5 to 1, (ii) the Customer's Current Ratio during such fiscal period is greater than 1.00 to 1,
(iii) Customer's TNW during such fiscal period is greater than $90,000,000 and (iv) the Customer's Profitability is such that
(a) there is no loss greater than 10% and (b) if there is a loss in that fiscal period, it is not the third or more consecutive fiscal quarter with a loss and (y) which is not a Tier 1 Period.